Exhibit 99.1

Investor Day November 9, 2010 New York, NY Creativity Performance Stability

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2009 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Introduction & Review of Accomplishments Presented by Seifi Ghasemi, Chairman & CEO 1

12:00-1:00 Buffet Lunch and Registration 1:00-1:25 Seifi Ghasemi – Introductory Remarks 1:25-1:55 TiO2 – Operations and Market Review 1:55-2:25 CeramTec - Operations and Market Review 2:25-2:45 Break 2:45-3:45 Specialty Chemicals (Lithium and Surface Treatment) - Operations and Market Review 3:45-4:00 Break 4:00-4:30 Robert J. Zatta – Financial Summary 4:30-5:00 Seifi Ghasemi – Summary and Q&A Agenda 2

Rockwood Team

- Seifi Ghasemi – Chairman & CEO
- Bob Zatta – Senior Vice President, CFO
- Tom Riordan – Senior Vice President, Law & Administration
- Tim McKenna – Vice President Investor Relations & Communications
- Jim Sullivan – Corporate Controller & Treasurer
- Michael Valente – General Counsel
- Marcus Brune – Director Strategic Development & Controlling
- Steve Ainscough – President, Viance
- Dr. Monika Engel-Bader – President, Specialty Chemicals
- Bob Gingue – President, Compounds
- Joris Merckx – President, Surface Treatment
- Andy Ross – President, Performance Additives
- Vern Sumner – President, TiO_2 Pigments
- Dr. Ulf-Dieter Zimmermann – President, CeramTec

ROCKWOOD HOLDINGS, INC.



3

Rockwood Today 4

Rockwood Today Global specialty chemicals and advanced materials company LTM sales of $3,356 million (9/30/10) LTM Adjusted EBITDA of $661 million, 19.7% of sales Established in 2000 Public as of August 2005 Traded on NYSE - ROC 5

Key Features of Rockwood Excellent portfolio of niche businesses No. 1 or No. 2 market position globally Technology leaders Limited exposure to oil prices High margin businesses, 19.7% of sales, generating excellent free cash flow - $300M in 2009 and $350M in the last twelve months Established track record as a public company since 2005 Steady improvement in balance sheet, net debt/Adjusted EBITDA of 2.89 as of September 2010 Good opportunities for organic growth Leading global producer of lithium compounds 6

Rockwood Business Sectors – LTM September 2010 Advanced Materials Pigments & Additives Specialty Chemicals (Chemetall) Net Sales: $1,134M Adj. EBITDA: $288M % Margin: 25.4% Net Sales: $1,472M Adj. EBITDA: $251M % Margin: 17.0% Net Sales: $747M Adj. EBITDA: $188M % Margin: 25.1% Net Sales: $3,356M Adjusted EBITDA: $661M % Margin: 19.7% 12 months ended 09/30/10 7

Specialty Chemicals (Chemetall) Largest Global Producer of Lithium Products (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Pharmaceutical Batteries Products Brine Evaporating Ponds in Chile 42% (1) 8

Products (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Second Largest Global Producer of Products & Services for Metal Processing Specialty Chemicals (Chemetall) 42% (1) 9

Pigments and Additives TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Clay-Based Additives (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Global Ranking No2 No1 Anatase TiO2 No2 33% (1) 10

Ceramics – Piezo Applications (1) Represents percentage of total 2009 Adjusted EBITDA before corporate costs. Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical Advanced Materials 24% (1) 11

Attractive Global Businesses in Diversified End-Markets 2009 Net Sales by End Market Total : $2.96 billion 12 Other 8% Paper 2% Specialty Coatings 11% Automotive 11% Electronics & Telecommunications 8% Chemicals & Plastics 14% Construction 13% Metal Treatment & General Industrial 17% Life Sciences 12% Consumer Products 2% Environmental 2%

Attractive Global Businesses in Diversified End-Markets 2009 Net Sales by Geography 13 Europe 52% North America 27% Other 21%

Inorganic Raw Material Base Limited Exposure to Energy Prices Energy purchases account for approximately 5.9% of 2009 net sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 8.1% of 2009 net sales Raw Material Position Energy Exposure Titanium-bearing Slag Titanium Dioxide Pigments 1.6% Ilmenite Titanium Dioxide Pigments 1.2% Plasticizer Specialty Compounds 0.9% Copper Timber Treatment Chemicals 0.8% Tin Specialty Chemicals 0.7% Quaternary Amines Clay-based Additives 0.7% Iron Oxide Color Pigments 0.7% Zinc/Zinc Oxide Specialty Chemicals, Titanium Dioxide, Timber 0.5% Phosphoric Acid Specialty Chemicals, Timber 0.5% PVC Resin Specialty Compounds 0.5% Total 8.1% RAW MATERIAL BUSINESS % OF 2009 NET SALES 14

Steady Growth and Strong EBITDA Margins Note: Reflects the divestitures of Groupe Novasep and the electronics businesses. 2002-2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2008 on a proforma basis including bolt-on acquisitions. 3/2/2010 ($ in millions) Net Sales Adjusted EBITDA Margin: 19.7% 19.0% 18.6% 18.9% 18.6% 19.6% 18.3% 18.2% 19.7% 3,380 639 ($ in millions) 15 1,755 2,061 2,434 2,585 2,788 3,136 3,731 2,963 3,356 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 LTM 343 391 451 490 518 614 682 541 661 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 LTM

Key Features of Rockwood Excellent cash generation Free cash after capital expenditures, interest expense, working capital changes and cash taxes 16 133.3 123.1 174.3 101.2 299.0 252.0 349.4 2005 2006 2007 2008 2009 YTD 2010 LTM ($ in millions)

Net Debt/LTM Adjusted EBITDA 18 Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash instead of a maximum level of $100 million. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation based on Senior Debt only not to exceed 4.25x Rockwood at 2.05x at Sept. 30 (using total Cash) 17 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

History 18

Rockwood History 2001 Sales $743M Adjusted EBITDA $140M Net Debt/Adjusted EBITDA 6.9 19

History ($ in millions) We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. 20 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Net Sales First 5 Years Second 5 Years

Strategy & Management Philosophy 21

Corporate Strategy 22 Assemble a collection of self - sufficient, highly focused and accountable business units with the following characteristics: Global market leadership Technology leadership High margins Limited exposure to raw materials and energy price changes Adoption of a common culture throughout the company Customer focused Cash generation Commitment to excellence

Management Philosophy Small corporate center Self-sufficient and accountable business units Detailed operating metrics Short term incentive plan based on cash generation Long term equity plan for key executives On-site communication and motivation of all employees 23

First 5 Years – 2001-2005 1. Change company culture 2. Service the debt and live within the covenants 3. Grow through acquisitions to +$3.0B sales 4. Take company public 24

First 5 Years – 2001-2005 1. Change company culture Entrepreneurial culture Common set of values Customer Cash Commitment Small corporate center - empowered business units Minimum layers of management Relevant incentive systems Detailed relevant operating metrics On-site communication and motivation of all employees 25

First 5 Years – 2001-2005 2. Service debt and live within covenants Delivered financial results to survive Successfully sold $300M of bonds in 2003 at reasonable rates to finance bridge loans Paid down debt as required 26

First 5 Years – 2001-2005 3. Grow to +$3.0B in sales Pushed organic growth Made several large acquisitions Successfully integrated the acquisitions, extracted the synergies Built the company structure from ground up and created a functional global organization Company grows 500% in these years 27

First 5 Years – 2001-2005 4. Take Company public Successfully took the company public at 8.1 times LTM EBITDA, despite a leverage of 5.9 times net debt/EBITDA 28

First 5 Years – 2001-2005 ($ in millions) Note: 2004 as reported incl. DN acquisition (since 08/01/2004) 29 Net Sales & Adjusted EBITDA Margins 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2001 2002 2003 2004 2005 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0%

First 5 Years – 2001-2005 1. Change company culture 2. Service the debt and live within the covenants 3. Grow through acquisitions to +$3.0B sales 4. Take company public 30

Second 5 Years – 2006-2010 1. Optimize portfolio 2. Execute bolt-on acquisitions to strengthen the core businesses 3. Improve EBITDA margin to 20% of sales 4. Pay down debt to strengthen the balance sheet. Goal of 3.0 times net debt/EBITDA. 31

Second 5 Years – 2006-2010 1. Optimize portfolio Sell businesses where we are not No. 1 or No. 2 on a global scale. Successfully sold +$1.0B worth of non-core businesses such as Groupe Novasep, Electronics, Pool & Spa, etc. 32

Rockwood – Consolidating Portfolio 2006-2010 2005 1. Lithium 2. Special Metals 3. Metal Sulfides 4. Surface Treatment 5. Rubber Chemicals 6. Advanced Ceramics 7. TiO2 Pigments 8. Color Pigments 9. Timber Treatment 10. Pool & Spa Chemicals 11. Clay-Based Additives 12. Compounds 13. High Purity Chemicals 14. PCB Chemicals 15. Photomasks 16. Wafer Reclaim 17. Custom Synthesis 18. Novasep 2010 1. Lithium 2. Special Metals 3. Metal Sulfides 4. Surface Treatment 5. Advanced Ceramics 6. Compounds 7. TiO2 Pigments 8. Color Pigments 9. Timber Treatment 10. Clay-Based Additives Specialty Chemicals Advanced Materials Pigments & Additives 33

Second 5 Years – 2006-2010 2. Execute bolt-on acquisitions to strengthen core businesses Acquired total of 15 businesses ($770M) All of these acquisitions have been successfully integrated within our core businesses 34

Second 5 Years – 2006-2010 Improve Adjusted EBITDA margin to 20% LTM ratio is 19.7% Exceeded 20% in several months in 2010 +20% expected in 2011 35

Second 5 Years – 2006-2010 4. Pay down debt to strengthen the balance sheet Paid down $1.2B of debt during this period Net debt/Adjusted EBITDA as of September 30, 2010 is 2.9x 36

Second 5 Years – 2006-2010 1. Optimize portfolio 2. Execute bolt-on acquisitions to strengthen the core businesses 3. Improve Adjusted EBITDA margin to 20% of sales 4. Pay down debt to strengthen the balance sheet. Goal of 3.0 times net debt/Adjusted EBITDA. 37

Last 10 Years – 2001-2010 22 acquisitions and 7 divestitures to build Rockwood Focus on Culture change Innovation Organic growth Productivity Building a global team 38

Last 10 Years – 2001-2010 We have built a first-rate, global specialty chemicals and advanced materials company with an established track record. We have delivered what we promised. 39

Investor Day November 9, 2010 New York, NY Creativity Performance Stability

The Global Leader in Specialty, Small-Particle Size White Pigments Presented by: Vern Sumner, President 1

Sachtleben Overview 2 Sales 2010 LTM Sept Adj. EBITDA 2010 LTM Sept Markets Employees Capacity Global Sales – 557 mio . € – 93 mio . € ( 16.7% of sales) – Synthetic Fibers , Coatings, Plastics, Packaging Inks, Pharma , Cosmetics, Food, Paper, Catalysts, Water, Cement, Steel – 1,600 – 230 kt TiO 2 , 110 kt Zinc/Barium Specialty Additives, 600 kt Ferrous Compounds, 500 kt Sulfuric Acid – Europe 55%, Asia/Pacific 22%, Americas 20%, ROW 3% Shareholders – Rockwood (61%), Kemira (39%)

Joint Venture with Kemira Oyi Completed September 1, 2008 3 JV created leading global specialty TiO 2 and Functional Additives producer Complementary product lines and manufacturing capabilities Increased market presence and product portfolios for targeted specialty applications and segments Enhanced technical service and R&D capabilities Over € 20 million in synergies realized to date Higher margin potential for combined business

TiO2 Market Update 4 4 Western plants with ~ 240 kt total annual capacity have shut down in past 3 years Demand has recovered to pre-July 2008 levels Global inventories at lowest levels in over 10 years Supply lead times increasing U.S. manufacturers reduced European exports due to stronger $ TiO2 price increases

Global TiO2 Production - 2009 5,000 ktons (est.) 5 China 22% DuPont 21% Tronox 10% Cristal 11% All Others/ROW 13% Huntsman 10% Kronos 9% Sachtleben 4%

Our View of the Competitive TiO2 Landscape 6 Sachtleben • Uniquely positioned • Strong technical capability • Flexible production • High margin specialties • Complementary Zinc/Barium products 5 Largest TiO2 Producers • Volume-driven commodity focus • Pulling back from specialties 60+ Chinese and other Asian producers • Local market focus • Inconsistent quality • Limited technical capability 35% 61%

TiO2 World Demand by End Market 7 Paper 8% Plastics 24% Specialties 8% Coatings 60% 5,000 ktons (est.)

Sachtleben Market Focus Specialty Applications Fiber/Films Cosmetics Packaging Inks Food Pharma Catalysts Other High margin and specialty segments within Coatings, Plastics and Paper Coatings Specialties Plastics Paper 8

Leader in Anatase TiO2 for Fiber Applications Sulfate-process Anatase TiO2 used as processing aid and delusturing agent in synthetic fiber manufacturing Sachtleben is recognized Anatase market and fiber TiO2 technology leader Average pricing 30 % to 40 % above Rutile TiO2 grades - Stable pricing 2008 - 2009 New product introductions will expand Sachtleben leadership Market Share (est.) 9 All Other 13 % Next 3 Companies 20 % Largest Competitor 27 % Sachtleben 40%

Strong Financial Performance Compared to Larger Competitors 10 11.9 2.7 7.5 10.2 14.7 18.3 Kronos 14.0 2.8 2.0 4.9 11.0 13.8 Huntsman n.a. n.a. n.a. n.a. 6.9 9.4 Cristal n.a. n.a. n.a. 9.9 13.5 17.0 Tronox 16.2 14.8 14.7 17.0 19.5 20.6 Sachtleben JV 2010 H1 2009 2008 2007 2006 2005

Manufacturing Flexibility - Critical Success Factor Our process capability and production flexibility is a key advantage for Sachtleben This allows us to cost effectively focus on smaller volume, higher value specialty products and applications instead of high volume, lower margin commodity segments 11

Extending Fiber/Films Market Leadership - Growth Opportunity Melt Conditioning Technology TiO2 Late addition for increased flexibility and output Key to improved fiber plant profitability Same delustering, improved coloring of synthetic fibers € 150 mio./y potential within 5 years New BaSO4 BOPET Film Grades Maximizes white film reflectance, easily processed Flat screen TV, solar cell reflective sheets € 150 to 200 mio./y market within 3 years 12

Expanding the Markets for Specialty TiO2 13 Joint development with value chain partners on next generation environmental catalysts § TiO 2-based catalysts • Claus de-sulphurization catalysts • Photocatalysts • "Customized" process catalysts § TiO 2-based catalysts supports for: • Diesel DeNOx for trucks • Phthalic anhydride production • Claus "tail gas" treatment Market potential € 100 mio. in 5 years, € 250+ mio. in 10 years > Very high margin specialties

New Products Driving Increased Specialty Sales Specialty Sales as % of Total Sales to Specialty Applications generate higher margins and growth, with lower competitive intensity and greater customer loyalty 14 48% 56% 75% 2008 2010 Est. 2014 Target

Investor Day November 9, 2010 New York, NY Creativity Performance Stability

Presented by: Dr. Ulf-D. Zimmermann, President Welcome to the World of High-Performance Ceramics (HPC) 1

2009 – At a Glance... 2 CeramTec - Sales 412 US $ Headcount 2,900 17 production sites worldwide Automobile Electronic Medical Industry

International Locations 3 CeramTec Americas : USA Brazil Mexico Africa : South Africa Europe: Germany Czech Repubic France Great Britain Italy Poland Russia Scandinavia Spain Asia : China Korea Malaysia India Japan

a Material expert since 1903 4

High Performance Ceramics in competition with Plastics and Diamonds 5

“HPC” Production Steps Raw Material Product 6 Powder Ceramic Hard Machine Sintering Green Machine Shaping Body - Preparation • Pressing • Extrusion • Injection Moulding • Casting • Milling • Turning • Drilling • Cutting • Raw Materials • Milling • Mixing • Granulate • Plastify • Sintering • Hot Isostatic Pressing • Grinding • Lapping • Polishing • HPC Product Forming

HPC can generate a wide spectrum of chances: 7 Miniaturization ....a modern material Power density Functional complexity

Material – Application Diversity for 150 Years


Lamps
Radomes
IR-Optics
optical
Heaters
Insulators
Heat Exchangers
Burner Tubes and Nozzles
Crucibles
thermal
Engine Parts
Drawing and Casting Tools
Bearings
Sealings
Wear Resistant Components
Cutting Tools
mechanical
IC-Housings
Substrates
Dielectrics
Resistors
Magnets
Solid Electrolytes
Piezo Components
Sensors
electro magnetic
ZrO_2
B_4C
SiO_2
MgO
SiC
Al_2O_3
High-Performance Ceramics
Si_3N_4
AlN
BN
$BaTiO_3$
Al_2TiO_5
$Pb[Zr_xTi]O_3$
nuclear
chemical
Pump Parts
Nuclear Fuels
Filters
Neutron Reflectors
Corrosion Resistant Components
Catalysts
Neutron Absorbers

ROCKWOOD HOLDINGS, INC.
CeramTec
8

Sales by Product Segments 9 Medical 34% Automotive 24% Electronic 15% Industry 27% (+27) (+49) (+13) (+42)

Sales by Regions 10 Germany 30% Europe 44% Asia 12% America 14%

Year Sales (US $) Adjusted 2008 506 29.6 2009 412 26.1 2010e 529 30.0 11

Year Sales (US $) Adjusted 2008 480 29.6 2009 410 26.1 2010e 529 30.0 12

Performance Results 08/09 out of.... Market oriented flexible organization Quick, efficient decision (ROC style) 13

Business Development 14 2008 all - time high 2009 CT downturn 20% 2010e above 2008 2011 BU above 2010

Future Target Markets - HPC Mobility Energy Potable Water Health 15

Future Target Markets - Mobility 16

CeramTec Products - Mobility DCB – High-Power Energy Administration for Trains SPK-Tools–For High-Performance Milling and Turning Piezo-Ceramic Components for Sensor Technology 17

High Power Traction Application – Variable Engine Control & Recuperation of Braking Energy Example: In Germany, the recovery of braking energy saved 300 GWh, equivalent to the annual energy consumption of a small town of 30,000 citizens (including heat energy) Braking energy recovery Optimized acceleration of the train system Energy savings approx. 20 – 30% 18

Future Target Market - Energy 19

CeramTec Products - Energy CeramCell – Ceramic Fuel Cells CeramCool – Heat-Sink for LED-Lighting and High-Power Electronics 20

CeramTec Products - Energy Ceramic Bearings in Wind Power Plants Piezo-Ceramic Smart Materials for Energy Harvesting 21

Future Target Market – Potable Water 22

CeramTec Products – Potable Water Porous Ceramics for Water Filtration CeramDisc – Water Flow and Temperature Regulation 23

Future Target Market – Medical Technologies 24

CeramTec Products – Medical Technologies BIOLOX – Ceramic Hip, Knee and Spine Components Dipping Formers for Operation Gloves Ceramic Components for Medical Apparatus 25

...will continue its way of success! 26

356 548 600 2001/02 2003 2004 2005 2006 2007 2008 2009 2010 2011 Net Sales Million $US 27

Investor Day November 9, 2010 New York, NY Creativity Performance Stability

Presented by: Dr. Monika Engel-Bader, President Rockwood’s Specialty Chemicals Business Market-driven Innovation Industry-leading Technology Strategically-focused Growth 1

Focused on lithium-based fine chemicals and surface treatment chemicals Innovative technology and one of the global leaders in each key area Approximately 3,000 employees More than 30 production sites in over 28 countries 2010 sales estimate of 1.2 billion US$ Adjusted EBITDA margin of about 24% Double digit revenue and Adjusted EBITDA growth Rockwood’s Specialty Chemicals Business 2

Pharmaceutical Batteries Brine Evaporating Ponds in Chile Rockwood’s Specialty Chemicals Business 3

Rockwood’s Specialty Chemicals Business Products & Service for Metal Processing 4

Financial Results Customer focus, innovation and operational excellence lead to excellent results: US$M Adj. EBITDA Margin % *constant exchange rate €/US$: 1.45 5 1228 1044 1204 1083 918 842 760 24.0 24.0 24.0 25.0 22.5 20.7 18.6 600 700 800 900 1000 1100 1200 1300 2004 2005 2006 2007 2008 2009 2010 Estimate 15 17 19 21 23 25 27 29 Net Sales Margin

Rockwood’s Specialty Chemicals Business Lithium 6 ...the Lithium company

Chemetall Lithium Resources and Market Position Chemetall Growth Opportunities Life Science Driven Opportunities Energy and Battery Driven Opportunities Rockwood’s Specialty Chemicals Business 7

Products & Applications 8 Lithium carbonate Butyl-lithium Lithium metal Lithium hydroxide Lithium organics Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease Batteries CO2 Absorption Elastomers Aluminum Batteries Liquid Crystals Cement Al - alloys Mining Agrochemicals Agrochemicals Key Products Key Applications

Sources of Lithium Minerals – spodumene High cost, environmental issues Salt form (brine pools) Lowest cost, environmentally friendly Embedded in hard clay High cost, difficult to extract 9

Operations Overview 10 NaCl + CaSO 4 * H 2 O HALITE NaCl + KCl SYLVINITE MgCl 2 * KCl * 6H 2 O CARNALLITE MgCl 2 * 6H 2 O BISCHOFITE MgCl 2 * LiCl *7H 2 O Li CARNALLITE Natural brines from El Salar ~ 0.2% Li END BRINE 6.0% Li Further Purification, Processing, Crystallization Li 2 CO 3 LiCl 9 x 4 km dimensions

New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany La Porte, TX, USA 11

Expansion 2002 2005 2006 2010 12

Rockwood's Strategic Position in Lithium World’s largest producer of lithium compounds Long-time technology leader Leading-edge producer of lithium compounds used in li-ion batteries Rights to significant resources in North and South America Production and R&D facilities in North and South America, Europe and Asia-Pacific Significant additional investments to strengthen our global market presence 13

Overview Lithium based Fine Chemicals, Special Metals and Metal Sulfides Key products are Lithium and Cesium compounds and Metal Sulfides With over 500 Mio US$ sales we are the No. 1 global supplier of Lithium and metal based fine chemicals Key markets are Life Science, Chemicals and Plastics, Electronics and Automotive Very good global presence in all three regions Cost effective production processes through Lean Sigma Key Geographic Markets Sales by End Markets 14 Europe 46% Others 26% Americas 28% Life Sciences 37% Electronics 10% Others 10% Automotive 19% Chemicals & Plastics 24%

Lithium Tree Li-Acetylide Methyl-lithium Phenyl-lithium LDA LHS Li-t-Butoxide Li-Methoxide Li-Hydride Li-tri (t-butoxy)-alanate Li-Amide Li-Boro-hydride Li-Salicylate Li-Citrate Li-Benzoate Li-Acetate Li-Zeolite Potash Bischofite Li-Nitride Li-Bromide Li-Fluoride Li-Peroxide Li-Hydroxide CO2-Absorption Products Li-Iodide Li-Perchlorate LiBOB Electrolytes Anodes Foils Ores Lithium Chloride Brines Butyl-lithium Li-Alanate Lithium Metal Lithium Carbonate Li-Sulphate Li-Nitrate Li-Phosphate Li-Silicate Li-Tetra-borate Li-Chromate Sabalith Providing lithium compounds throughout all stages of the value chain By far leading producer of lithium organic compounds and second largest producer in Salts The lithium value chain 15 Life-science products Metal and battery products Other products

Chemetall Lithium Resources and Market Position Chemetall Growth Opportunities Life Science Driven Opportunities Energy and Battery Driven Opportunities Rockwood’s Specialty Chemicals Business 16

Global Innovation Drivers New active pharmaceutical ingredients New agro ingredients and resistance Reduction of greenhouse gas Safety & Health Independence from oil Renewable energy concepts Smart grid and energy storage Less energy and water Less chemicals and simpler process Transportation Revolution Miniaturization of electronic devices Extended range of electronic devices High power electronic devices Communication & Mobility 17

New Products & New Processes High purity lithium salts LiBoB as electrolyte additive Lithium ion battery third generation products Recycling of lithium Ion battery components Soft reagents as organic synthesis tools Organometallic reagents in alternative solvents Water free inorganic salts Meho and n-Butyl Magnesium Chloride in DBE as alternative Mg precursor for Ziegler-Natta catalysts 18

Chemetall Lithium Resources and Market Position Chemetall Growth Opportunities Life Science Driven Opportunities Energy and Battery Driven Opportunities Rockwood’s Specialty Chemicals Business 19

Specialties Growth Opportunities & Market Approach Chemetall is the number 1 supplier of organo metal (lithium or magnesium based) compounds for the synthesis of active pharmaceutical ingredients Chemetall has the broadest product portfolio of organo metal compounds worldwide, with production capabilities from kg to several 100 mt scale Customers are leading pharmaceutical companies as well as generic producers worldwide Price of the lithium organic compounds is strongly driven at “value added” Chemetall invests heavily in R+D in organo metal specialties to support opportunities 20

Growth of Lithium Organic Compounds Lithium organic compounds including Butyllithium are mainly used in Life Science (Pharma and Agriculture) and Elastomer sector, with growth rates in Life Science of 15-20% per year. Revenue Distribution 2009 21 Life Science 52% Elastomer 48%

Growth Lithium Specialties – Growth Steps High presence at the R&D customer base Product benefit related marketing communication Customer tailored product offering and logistics Enlarge product portfolio through new products Product placement New product innovation Innovation Product portfolio enlargement Pharmaceutical Pharmaceutical Product portfolio enlargement Product placement 22

Growth in pharmaceutical / high-end fine chemical industry is project driven a rich pipeline of projects is needed (actual over 400 projects in phase I – III) customers need reliable development partners during phase I – III customers need the right production and logistic partners during scale up and final launch a new plant to produce lithium organic specialties has been built 2008 in Langelsheim, Germany, to support future growth We are recognized as a highly trusted and reliable partner. Lithium Specialties – Growth Steps 23

Chemetall Lithium Resources and Market Position Chemetall Growth Opportunities Life Science Driven Opportunities Energy and Battery Driven Opportunities Rockwood’s Specialty Chemicals Business 24

Lithium Ion Battery Market growing strongly in existing applications Over 3 billion lithium ion battery cells for electronic devices are produced every year Lithium carbonate and some lithium hydroxide are used for the manufacturing of various cathode materials (mainly lithium cobaltate) Historical annual growth rate for lithium ion batteries has averaged over 15% and expected growth in the next few years will be in that range or higher Current major market applications for lithium ion batteries are cell phones, notebook computers, power tools, i-pods and other applications 25

Lithium Ion Battery Market All major car manufacturers are working to develop hybrid cars for the future Current technology of NiMH in batteries will change to lithium ion batteries due to higher performance and reliability Change of battery technology is being developed rapidly Chemetall is working with leading battery developers and manufacturers as well as institutes/universities to support the latest technology developments Hybrid and electrical cars is expected to be the growth driver emerging application: HEV cars and plug-ins 26

Lithium Ion Battery Market Application Lithium Carbonate Content Cell Phone 3 grams ~ 0.1 oz Notebook 30 grams ~ 1.0 oz Power Tool 30-40 grams ~ 1.0-1.4 oz Plug-in Hybrid 16 kWh 20 lbs All Electrical Vehicle (EV) 25 kWh 50 lbs Lithium Carbonate usage rate in Lithium Ion batteries Lithium Carbonate usage depends on the type of battery: 27

Lithium Carbonate Equivalent (LCE) Demand Current global demand for battery-grade lithium-carbonate (LCE) 40 million lbs/year Addition of 1 million all-electric cars will demand (LCE) Additional 50 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 20 million lbs Estimate: total Global Auto Production 2010: 60-65 million vehicles Source: Company Estimate 28

Chemetall R&D Goals Lithium Batteries Time today 130 Wh/kg LiB LiBOB-improvements next generation II 300 Wh/kg Alloy anode high voltage cathode Prelithiation Anodes agents Alloy/Composite Anodes future high risk >500 - ca. 1500 Wh/kg Li-sulfur Li-air Li-metal anode I Li-metal anode II Li-metal anode III (solid electrolytes) next generation I 200 Wh/kg Alloy anode 2012 150-170 Wh/kg LiB optimized Electrolyte additives and conductive salts Redox shuttle molecules HP Li2CO3 and HP LiOH for cathode materials 50 100 500 200 Effective range [km] 29

Lithium Ion Battery Value Chain Joint developments key to success Battery Materials Cell Battery System Integration Chemetall Raw Materials EV Recycling of Transition Metals Pretreatment for Recycling Separation and sorting of Battery Components Disassempling of Batteries Collection Discharge „Integrated Battery Disassembling“ Lithium Expert Salt Specialist Lithium Recycling for Pharma/Agro Will be developed by Lithorec consortium 30

Recycling of Ecocar Lithium Ion Battery Materials

Li



Integrated Battery Disassembling
Pretreatment for Recycling
Leaching /Extraction of Cathode Material
Manufacturing of HP Lithium Conductive/Additive Salts
Transition Metal Salts for further Recycling
= Extraction Pilot Plant & LiBOB Plant
= HP LiOH Pilot Plant
HCl or H_2SO_4
Lithiumbrines
e.g. LiCl or Li_2SO_4
Manufacturing of Cathode Materials
HP LiOH
HP Li_2CO_3
Salt Splitting via Electrodialysis
Purification by:
- Cristallization
- Ion Exchange

Chemetall – A leading recycling company of battery materials

ROCKWOOD HOLDINGS, INC.
Chemetall
31

Summary Revenue of Rockwood’s Lithium business is growing double digit, based on very strong performance in the battery market and strong growth of lithium organic compounds Looking out to the future, the increasing use of lithium ion batteries in HEV and electrical cars will be another platform for accelerated growth 32

Investor Day November 9, 2010 New York, NY Creativity Performance Stability

Presented by: Joris Merckx, President SURFACE TREATMENT 1

A Leading Global Surface Treatment and Specialty Chemicals Company Surface Treatment 2

Surface Treatment Markets Served Wheels Shock Absorbers Engine Parts Plastic Fascia Components Steel Mills Aluminum Mills Job Coater Service Center Appliances, HVAC Cans Heavy Equipment Aluminum Finishing Tube Wire Extrusion Cars Trucks Busses Extensive expertise network gained through operating in various markets Aircraft manufacturing, operation and overhaul NDT Automotive Auto Components Coil Cold Forming Aerospace General Industry 3

What is Pre-Treatment? Coating, e.g. Paint Substrate Pre-treatment Process Preparation of metallic and non-metallic surfaces Formation of coatings (inorganic or organic), to ensure Corrosion protection, paint adhesion or other functional properties, or to prepare for reworking operations 4

Strategic Approach Grow through organic growth and bolt on acquisitions Leverage technology assets in new segments Expand the value chain at existing customers Grow in BRIC and growing economies Create game-changing innovations and capture value Chemetall is committed to expand into new markets 5

Idea! The Concept for Success! 27 IDEA! Concept – Innovation – Dedication – Environment - Assets Value for Customer and Shareholder 6 Environmentally - Sound and Game - Changing Technology

Productivity Accelerator for Customers by Offering Integrated System Solutions © iStockphoto Innovation Environment Assets Dedication 7

Capture total Value of Process and Technologies 3 - 5 € /car Pretreatment Technologies 62 Mio Cars Market 3 - 5 € / Car Additional Process Elements Total value 6 - 10 € / Car 0,05-0,1 € / Wheel Pretreatment Technologies 350-400 Mio Wheels Market 0,08-0,12 € / Wheel Total value 0,13 – 0,22 € / Wheel 30 M€ Pretreatment Technologies 220 Bn Cans Market 35 M€ Total value 65 M€ 600 M€ 65 M€ Additional Process Elements Additional Process Elements 65 M€ Wheels Aluminum Wheels Steel Wheels Can Beverage Cans Food Cans Aerosol Cans Cars Trucks Busses Total Potential Examples of Value Chain Extensions of Chemetall Markets Automotive 8

Expand and Increase Market Share in New Market Segments Chemetall expects to increase market share in new market segments Aluminum Finishing est 200 M€ Cans est 60 M€ Metal Working est 500 M€ Auto Components est 200 M€ 9

© iStockphoto Environmentally-Sound and Game-Changing Technology Innovation Environment Dedication Assets 10

Main Trends in Pre-treatment Technology

Environment / Energy Reduction
- Less emissions
- Reduced water usage
- No heavy metal (Ni, Zn, Mn)
- Low temperature processes
- Reduced processing times

Substrates
- Increasing use of aluminum
- New type of steels
  (ZnMg, High Strength Steel)

Other Technical Driving Forces
- Reduced coatings thickness
- New paint process (TriWet, Primerless)
- Multifunctional coatings (heat absorption, etc)
- Reduction of CO_2 footprint and energy costs
- Differentiation on “Sustainability“
- Market development drives R&D
- Increase customer perception of innovation provider








ROCKWOOD HOLDINGS, INC.
Chemetall
11

Innovation Chemetall is committed to creating game-changing innovations Combine pretreatment and e-coat (1 bn € market) Participate in future growth of aerospace industry Further development of functional coatings for metal pretreatment Oxsilan® Pretreatment Sealant Cure on Demand Dip Coat Coating 12

Innovation – Oxsilan® Pre-treatment Chemetall is committed to creating game-changing innovations Development of Functional Coatings for Metal Pre-treatment Oxsilan® Pre-treatment 13

Global Supplier of Choice Innovation Dedication Assets Environment 14

Chemetall is Excellently Positioned in the Global Pretreatment Market Competition Few global players in pretreatment technologies Local/regional supplier base without global network Setup Well organized and competent global service structure Specialized lab and manufacturing infrastructure Customer Can cope with global approvals and global standardization of processes, which drive customer decisions Paint Companies Established partner of global paint companies, driving specification. Can leverage pretreatment essential for performance requirements. 15

Most Efficient Use of Our Expertise and Assets Leading to Profitable and Sustainable Growth Innovation Environment Assets Dedication 16

Strong Global Presence – Surface Treatment Chemetall enables customers’ growth in all regions of the world Romulus Los Angeles (La Mirada) Queretaro Manufacturing plants Jundiai Canovelles Soissons Giussano Moscow Langelsheim Mönchengladbach Balsta Dintikon Kocaeli Boksburg Frankfurt Sens Singapore Shanghai Bayswater North Chongqing Pune Changchun Chennai Nanjing Jackson (CA) Sales offices Abu Dhabi Prague Tampere Kontich Herlev Budapest Clichy Dnepropetrovsk Bletchley Bramalea Hong Kong Manila Bangkok Mem Martins New Providence Tokyo Auckland Vienna Bratislava Delhi Calcutta Headquarters: Frankfurt a.M., Germany Warsaw 17

Chemetall Is Emerging in Expanding Growth Markets Organization Excellent sales organization in Asia and South America Build up of sales organization in Russia Manufacturing New investments in Brazil, India and China Carefully consider approach in Russia Customer Leverage of approved technologies at global OEM Chemetall´s leading position provides market advantage 18

Chemetall BRIC Presence - Asia Chemetall expects to grow in emerging and growth markets Plant Chemetall RAI, Pune Chemetall ST Total Production Capacity about 14,000 tons Plant in Chennai under construction Changchun CM 2004 Chongqing CM 2002 Shanghai CM 1995 Nanjing CM March 2009 Chemetall ST Total Production Capacity about 32,000 tons 19

Growing in Emerging Countries - Brazil Chemetall expects to grow in emerging and growth markets New Plant for Surface Treatment in 2010 Investments of 9 M€ Production Capacity of about 13,000 tons 20

Chemetall Sales Growth in BRIC Countries 280% 85% 88% 180% Chemetall growth in emerging countries 21

Surface Treatment is an Attractive Business Future Oriented At forefront of coatings and material development Large market allows further expansion into profitable niches Technology Driven Sustainability, as key process driver, is strongly linked to Surface Treatment Business model is close to innovation driver (automotive, aerospace) Market Driven Global needs with regional impact Chemetall´s leading position provides market advantage Profitable Business Low assets Value chain approach of customer 22

Summary We are a leading global surface treatment company We enable customers’ growth in all regions due to our global organization, broad market expertise and technical services capabilities We are focused on developments of environmentally-sound and game-changing technologies Our long-term relationship with customers is a key to joint success We are committed to the highest standards of safety, health and environment Chemetall much more than chemistry 23

Investor Day November 9, 2010 New York, NY Creativity Performance Stability

Financial Summary Presented by Bob Zatta, Senior Vice President, CFO 1

Financial Summary Note: See Appendix and 2010 Third Quarter filings for reconciliation of non-GAAP to GAAP measures. 2 ($M) Actual Prior Year change vs. Prior Year LTM Total Company Net Sales 2,569.3 2,176.6 18.0% 3,355.5 Adjusted EBITDA 506.3 385.6 31.3% 661.2 % of Sales 19.7% 17.7% 19.7% Adjusted EBIT 313.0 177.1 76.7% 393.3 % of Sales 12.2% 8.1% 11.7% EPS (Diluted) - as adjusted 1.60 0.29 1.80 CAPEX 116.2 116.5 (0.3%) 153.8 % of Sales 4.5% 5.4% 4.6% YTD September 30, 2010

Consolidated Net Debt 3 December 31, 2009 September 30, 2010 ($M) as reported Covenant as reported Covenant Balance Sheet FX-Rate 1.43 1.39 1.36 1.36 LTM Adj EBITDA - as reported $540.5 $540.5 $661.2 $661.2 Acquisition related and other adjustments (a) (0.2) 4.2 LTM Adj EBITDA - for covenant purposes $540.5 $540.3 $661.2 $665.4 Net Debt (b) TiO2 Venture Revolver 14.3 13.9 - - Rockwood Term Loans 1,506.9 1,495.5 1,266.7 1,264.9 TiO2 Venture Term Loan 343.7 334.6 313.6 312.1 Assumed Debt 105.3 97.0 74.3 68.1 Sr. Sub. Notes 2014 558.2 541.0 Total Debt $2,528.3 $1,941.0 $2,195.6 $1,645.1 Cash (300.5) (100.0) (283.1) (100.0) Net Debt $2,227.8 $1,841.0 $1,912.5 $1,545.1 Covenant - as calculated 3.41 x 2.32 x - with full cash 4.12 x 3.04 x 2.89 x 2.05 x Covenant per Credit Agreement 4.40 x 4.25 x (a) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses; includes proforma Adjusted EBITDA as well as anticipated synergies for acquired businesses. (b) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.

Net Debt/LTM Adjusted EBITDA 4 1 2,0 2,5 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant le verage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash instead o f a maximum level of $100 million. Covenant leverage ratio definition changed from Net Total Debt t o Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation - based on Senior Debt only - not to exceed 4.25x - Rockwood at 2.05x at Sept. 30 (using total Cash)

Consistent Strong Results Solid long-term Sales and Adjusted EBITDA trend Steady Adjusted EBITDA margins 19.7% LTM Consistent investment in the business Solid Free Cash Flow generation FCF yield of 12% 5

Steady Growth and Strong Adjusted EBITDA Margins 6 Note: Reflects the divestitures of Groupe Novasep and the electronics businesses. 2002 - 2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2008 on a proforma basis including bolt - on acquisitions. ($ in millions) 1,755 2,061 2,434 2,585 2,788 3,136 3,731 2,963 3,356 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 LTM Net Sales 343 391 451 490 518 614 682 541 661 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 PF 2009 LTM Adjusted EBITDA Margin: 19.7% 19.0% 18.6% 18.9% 18.6% 19.6% 18.3% 18.2% 19.7% ($ in millions)

Investing in the Business 7 148 156 212 161 166 194 224 154 154 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 2009 LTM % of Net Sales 6.8% 6.5% 7.3% 6.2% 5.9% 6.2% 6.6% 5.2% 4.6% Sustainable Maintenance Capex (3% of Net Sales) Note: Reflects the divestitures of Groupe Novasep and the electronics businesses from 2005 on. 2002 - 2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. Capital Expenditures ($ in millions)

Strong Free Cash Flow Generation

Free cash after capital expenditures, interest expense, working capital changes and cash taxes.


($ in millions)
133.3
123.1
174.3
101.2
299.0
252.0
349.4
2005
2006
2007
2008
2009
YTD 2010
LTM

Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Represents current portion of income tax provision. Interest expense, net minus deferred financing costs and MTM of Swaps. CAPEX net of proceeds on sale of property, plant and equipment.

ROCKWOOD HOLDINGS, INC.
8

Going Forward Organic growth and portfolio optimization should boost Adjusted EBITDA margins to 20%+ Continued strong Free Cash Flow should allow Rockwood to substantially reduce debt 2012 Net Debt/Adjsuted EBITDA goal of 2.0x (2.9x today based on total cash) Further reduction over the next several years EPS growth will benefit from Lower interest expense due to reduced debt Decline in amortization expense Rockwood does not have significant pension funding requirements 9

Real Benefit to EPS Interest Expense Each $200 mm incremental debt repayment reduces interest expense by about $14 mm and adds 12 cents per share to EPS (based on all-in cash cost of debt @ 6.8%) Between now and the end of 2012 Rockwood estimates it should be able to pay down between$400 to $500 mm in debt using Free Cash Flow, thereby annually adding 23 to 29 cents per share to EPS Amortization Expense Amortization expense of intangible assets will decline over time 10 ($ in millions) 2010 Estimate 2012 Estimate 2015 Estimate Amortization Expense $78 $70 $56 EPS impact - $0.69 - $0.63 - $0.48 - Change vs. 2010 + 6 cents + 21 cents

Rockwood Defined Benefit Plans No significant funding requirements Rockwood 2010E EBITDA includes $29.2 mm of pension expense If unfunded liability considered as debt, EBITDA would have to be increased correspondingly 11 ($ in millions) Pension Unfunded Liability Expense as of 9/30/10 Comments 2010E Germany 323.2 $ 78% Rockwood plan in Germany does not require funding 19.4 Finland 45.5 11% Funding generally required - some funding may be needed in future; Current deficit partially covered by bank guarantee 6.5 UK 28.4 7% Minimum funding requirements exist; currently no incremental funding required 1.3 US 8.4 2% Minimum funding requirements exist; currently no funding required 0.6 Other 9.7 2% Various countries (France, Chile, Austria, ) of which some have funding requirements 1.4 415.2 $ 100% 29.2 $

Rockwood Financial Targets 2010-2012 Sales Growth 5% (constant currency) Adjusted EBITDA (as % of Sales) 20% D&A (as % of Sales) 7.5% Tax Rate P&L 32% Cash 20% EPS Growth 20% (per year) Working Capital (as % of Sales) 19% Capex (as % of Sales) 5 to 5.5% Free Cash Flow $250 to 300 mm (annual) Impact of FX Adjusted EBITDA 1¢ change = $3.0 mm Debt 1¢ change = $8.0 mm 12

Summary 2010 financial performance very strong Almost fully recovered from recession 2008/2009 Excellent ongoing Free Cash Flow generation Creates opportunity to continue to strengthen Rockwood’s balance sheet Other structural factors will boost EPS Lower interest and amortization expense 13

Appendices 14

Reconciliation of Net Income to Adjusted EBITDA 15 ($M) 2010 2009 2010 2009 Net income attributable to Rockwood Holdings, Inc. 40.5 10.1 129.8 10.3 Net income (loss) attributable to noncontrolling interest 3.0 (0.6) 5.2 (6.2) Net income 43.5 9.5 135.0 4.1 Income tax provision 20.7 13.0 53.4 6.9 Loss (income) from discontinued operations, net of tax - 0.1 - (3.3) Income from continuing operations before taxes 64.2 22.6 188.4 7.7 Interest expense, net 38.6 53.6 116.7 131.4 Depreciation and amortization 63.5 71.5 193.4 208.5 Restructuring and other severance costs 1.5 4.2 4.9 16.0 Systems/organization establishment expenses 0.1 2.4 1.5 5.5 Acquisition and disposal costs 0.4 - 1.0 - Loss on early extinguishment of debt 1.6 0.9 1.6 26.6 Loss (gain) on sale of assets and other 0.1 (0.4) 0.2 (0.3) Foreign exchange gain, net (0.9) (4.5) (0.8) (15.4) Other - 0.8 (0.6) 5.6 Total Adjusted EBITDA $169.1 $151.1 $506.3 $385.6 Year-to-Date Third Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Third Quarter

($M) Third Quarter 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**37.6**	**11.8**	**14.0**	**20.8**	**4.6**	**(24.6)**	**64.2**
Interest expense, net	15.1	7.6	4.2	6.8	2.5	2.4	38.6
Depreciation and amortization	18.4	14.0	16.2	12.0	1.9	1.0	63.5
Restructuring and other severance costs	0.1	0.3	-	0.7	0.3	0.1	1.5
Systems/organization establishment expenses	0.1	-	-	-	-	-	0.1
Acquisition and disposal costs	(0.1)	0.1	-	-	-	0.4	0.4
Loss on early extinguishment of debt, net	0.7	0.3	-	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange (gain) loss, net	(1.2)	(0.1)	-	(0.4)	-	0.8	(0.9)
Other	-	0.1	(0.2)	-	-	0.1	-
Total Adjusted EBITDA	**$70.8**	**$34.1**	**$34.2**	**$40.3**	**$9.4**	**$(19.7)**	**$169.1**

Third Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**33.4**	**2.0**	**(2.5)**	**8.0**	**2.7**	**(21.0)**	**22.6**
Interest expense, net	18.7	8.5	6.4	9.7	2.8	7.5	53.6
Depreciation and amortization	18.3	15.9	19.5	13.4	3.0	1.4	71.5
Restructuring and other severance costs	2.3	1.0	0.1	0.7	0.1	-	4.2
Systems/organization establishment expenses	0.2	0.6	1.1	0.1	-	0.4	2.4
Loss on early extinguishment of debt	1.1	0.2	-	0.3	0.1	(0.8)	0.9
Gain on sale of assets and other	(0.4)	-	-	-	-	-	(0.4)
Foreign exchange (gain) loss, net	(5.4)	(0.1)	-	(0.8)	-	1.8	(4.5)
Other	(0.1)	0.2	-	-	0.1	0.6	0.8
Total Adjusted EBITDA	**$68.1**	**$28.3**	**$24.6**	**$31.4**	**$8.8**	**$(10.1)**	**$151.1**

ROCKWOOD HOLDINGS, INC.
16

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Year-to-Date

($M) Year-to-Date 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**115.8**	**30.6**	**32.3**	**58.4**	**14.7**	**(63.4)**	**188.4**
Interest expense, net	46.4	22.9	12.1	22.2	7.5	5.6	116.7
Depreciation and amortization	54.9	42.9	50.0	36.5	6.0	3.1	193.4
Restructuring and other severance costs	0.7	2.9	-	0.8	0.3	0.2	4.9
Systems/organization establishment expenses	0.8	0.3	0.3	0.1	-	-	1.5
Acquisition and disposal costs	0.4	0.1	-	-	-	0.5	1.0
Loss on early extinguishment of debt, net	0.7	0.3	-	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.2	-	-	-	-	-	0.2
Foreign exchange (gain) loss, net	(1.3)	-	-	(0.5)	-	1.0	(0.8)
Other	(0.6)	0.6	(0.2)	-	-	(0.4)	(0.6)
Total Adjusted EBITDA	**$218.0**	**$100.6**	**$94.5**	**$117.9**	**$28.6**	**$(53.3)**	**$506.3**

Year-to-Date 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**59.7**	**(8.6)**	**(14.2)**	**(1.5)**	**8.7**	**(36.4)**	**7.7**
Interest expense, net	48.6	23.0	21.0	25.9	7.4	5.5	131.4
Depreciation and amortization	54.9	46.4	56.2	38.1	8.3	4.6	208.5
Restructuring and other severance costs	4.4	5.6	0.1	5.5	0.2	0.2	16.0
Systems/organization establishment expenses	0.6	1.7	2.5	0.3	-	0.4	5.5
Loss on early extinguishment of debt	11.6	2.4	-	7.2	0.8	4.6	26.6
Gain on sale of assets and other	(0.3)	-	-	-	-	-	(0.3)
Foreign exchange gain, net	(6.0)	-	-	(0.2)	-	(9.2)	(15.4)
Other	2.4	0.7	-	-	0.1	2.4	5.6
Total Adjusted EBITDA	**$175.9**	**$71.2**	**$65.6**	**$75.3**	**$25.5**	**$(27.9)**	**$385.6**

ROCKWOOD HOLDINGS, INC.
17

Constant Currency Effect on Results – Third Quarter 18 ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 22.1 8.5 (12.2) 34.3 13.1 Performance Additives 5.6 3.1 (6.3) 11.9 6.5 Titanium Dioxide Pigments 15.2 8.6 (20.4) 35.6 20.1 Advanced Ceramics 22.4 20.6 (11.3) 33.7 31.0 Specialty Compounds 9.1 16.6 (1.2) 10.3 18.8 Corporate and Other 0.3 18.8 (0.2) 0.5 31.3 Total Net Sales $74.7 9.5% $(51.6) $126.3 16.1 % Adjusted EBITDA Specialty Chemicals 2.7 4.0 (2.4) 5.1 7.5 Performance Additives 5.8 20.5 (1.3) 7.1 25.1 Titanium Dioxide Pigments 9.6 39.0 (3.6) 13.2 53.7 Advanced Ceramics 8.9 28.3 (3.8) 12.7 40.4 Specialty Compounds 0.6 6.8 (0.2) 0.8 9.1 Corporate and Other (9.6) (95.0) 0.3 (9.9) (98.0) Total Adjusted EBITDA $18.0 11.9% $(11.0) $29.0 19.2 % Change: Third Quarter 2010 versus 2009 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Constant Currency Effect on Results – Year-to-Date 19 ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 137.5 19.0 (0.7) 138.2 19.1 Performance Additives 46.8 9.0 (5.3) 52.1 10.1 Titanium Dioxide Pigments 83.3 17.3 (23.5) 106.8 22.2 Advanced Ceramics 91.7 31.2 (12.0) 103.7 35.3 Specialty Compounds 32.4 20.6 0.5 31.9 20.3 Corporate and Other 1.0 24.4 (0.2) 1.2 29.3 Total Net Sales $392.7 18.0% $(41.2) $433.9 19.9 % Adjusted EBITDA Specialty Chemicals 42.1 23.9 (0.5) 42.6 24.2 Performance Additives 29.4 41.3 (1.5) 30.9 43.4 Titanium Dioxide Pigments 28.9 44.1 (4.3) 33.2 50.6 Advanced Ceramics 42.6 56.6 (4.0) 46.6 61.9 Specialty Compounds 3.1 12.2 0.1 3.0 11.8 Corporate and Other (25.4) (91.0) 0.3 (25.7) (92.1) Total Adjusted EBITDA $120.7 31.3% $(9.9) $130.6 33.9 % Change: Year-to-Date 2010 versus 2009 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Reconciliation of Net Income/EPS – Third Quarter and Year-to-Date 2009 20 Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $10.2 $0.14 $7.0 $0.09 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.2 0.04 12.5 0.17 Systems/organization establishment expenses 1.6 0.02 3.8 0.05 Loss on early extinguishment of debt 0.7 0.01 19.4 0.26 Tax allocation from other comprehensive income 1.3 0.02 - - Mark-to-market swap loss 1.0 0.01 - - Other 0.7 0.01 4.3 0.06 Subtotal 8.5 0.11 40.0 0.54 Adjustments to income from continuing operations: Mark-to-market swap gain - - (3.2) (0.04) Impact of tax related items (1.1) (0.02) (1.9) (0.03) Gains on asset sales and other (0.3) - (0.2) - Foreign exchange gains on financing activities (3.3) (0.04) (19.8) (0.27) Tax allocation from other comprehensive income - - (0.3) - Subtotal (4.7) (0.06) (25.4) (0.34) Total adjustments 3.8 0.05 14.6 0.20 As adjusted $14.0 $0.19 $21.6 $0.29 Weighted average number of diluted shares outstanding 75,520 74,372 Third Quarter 2009 Year-to-Date 2009 (a) The tax effects of the adjustments are benefits of $0.6 million for the third quarter 2009 and $20.0 million for the first nine months 2009, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – Year-to-Date 2010 21 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $188.4 $53.4 $(5.2) $129.8 Adjustments to expenses from continuing operations: Restructuring and other severance costs 4.9 0.6 (0.9) 3.4 Loss on early extinguishment of debt 1.6 0.2 1.4 Systems/organization establishment expenses 1.5 0.4 (0.1) 1.0 Other 0.7 (0.1) 0.1 0.9 Adjustments to income from continuing operations: Mark-to-market swap gain (b) (9.0) (1.5) 0.8 (6.7) Impact of tax related items (c) - 4.8 (4.8) Foreign exchange gains on financing activities (d) (0.8) - (0.1) (0.9) As adjusted $187.3 $57.8 $(5.4) $124.1 (c) Represents the impact of tax rate changes, settlement of certain tax positions related to acquisition accounting and a benefit related to a functional currency change. (d) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. Year-to-Date 2010 (b) MTM gain / loss in the US is not tax effected because of valuation allowances. (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

Tax Provision Reconciliation 2009

($M)	Third Quarter 2009				Year-to-Date 2009			
	Income (loss) from cont. ops. before taxes and noncontrolling interest	Income tax provision (benefit) [a]	Net income attributable to noncontrolling interest	Income from continuing operations	Income (loss) from cont. ops. before taxes and noncontrolling interest	Income tax provision (benefit) [a]	Net income attributable to noncontrolling interest	Income from continuing operations
As reported	$22.6	$13.0	$0.6	$10.2	$7.7	$6.9	$6.2	$7.0
Adjustments to expenses from continuing operations:								
Restructuring and other severance costs	4.2	1.0		3.2	16.0	3.5		12.5
Systems/organization establishment expenses	2.4	0.5	(0.3)	1.6	5.5	1.0	(0.7)	3.8
Loss on early extinguishment of debt	0.9	0.2		0.7	26.6	7.2		19.4
Tax allocation from other comprehensive income	-	(1.3)		1.3				
Mark-to-market swap loss [b]	1.3	0.3		1.0				
Other	0.8	0.1		0.7	5.6	1.3		4.3
Adjustments to income from continuing operations:								
Mark-to-market swap gain [b]					(1.3)	1.0	(0.9)	(3.2)
Impact of tax related items	-	1.1		(1.1)	-	1.9		(1.9)
Gains on asset sales and other	(0.4)	(0.1)		(0.3)	(0.3)	(0.1)		(0.2)
Foreign exchange gains on financing activities [c]	(4.5)	(1.2)		(3.3)	(15.4)	4.5	0.1	(19.8)
Tax allocation from other comprehensive income					-	0.3		(0.3)
As adjusted	$27.3	$13.6	$0.3	$14.0	$44.4	$27.5	$4.7	$21.6

(a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

(b) MTM gain / loss in the US is not tax effected because of valuation allowances.

(c) Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary.

ROCKWOOD HOLDINGS, INC.

22

Reconciliation of Net Cash to Adjusted EBITDA 23 Third Quarter Year-to-Date ($M) 2010 2010 Net cash provided by operating activities $171.5 $350.6 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (52.4) 3.5 Current portion of income tax provision 9.6 23.6 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 38.4 121.1 Restructuring and other severance costs 1.5 4.9 Systems/organization establishment expenses 0.1 1.5 Bad debt provision (0.1) 0.5 Other 0.5 0.6 Adjusted EBITDA $169.1 $506.3

Investor Day November 9, 2010 New York, NY Creativity Performance Stability

Moving Forward 2011-2016 1

Strategic Goal – Third 5 Years – 2011-2015 Maximize shareholder value 2

Strategic Focus – Third 5 Years – 2011-2015 Energy Energy storage Electrification of transportation High temperature ceramics Aging of Population Ceramic hip joints, knee joints, etc. Organo metallic compounds in pharmaceuticals 3

Moving Forward – Third Five Years – 2011-2015 Focus Portfolio Focus On Growth Improve Financial Ratios Transportation Revolution Focus on our core businesses Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +22% Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Net Debt to Adjusted EBITDA of less than 2.0 in two years Further reduction in future years EPS growth of +20% per year Position the lithium business for the coming transportation revolution (electric cars) 4

Questions 5

Investor Day November 9, 2010 New York, NY Creativity Performance Stability